UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2008

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Morse Avenue Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operation and Financial Condition.

Item 7.01               Regulation FD Disclosure.

On October 16, 2008, Microsemi Corporation issued a press release announcing its acquisition of Electro Module, Inc. and its wholly-owned subsidiary, Babcock, Inc., and reaffirming its previously-provided financial guidance. The text of the press release, which is furnished as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

99.1	Press release of Microsemi Corporation dated October 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

Date: October 16, 2008	By:	/s/ JOHN W. HOHENER
John W. Hohener
Vice President, Chief Financial Officer, Treasurer and Secretary